Note 22. Employee Benefits (Detail) - Expected Future Benefit Payments of Defined Benefit Pension Plans: (USD $) In Thousands, unless otherwise specified	Oct. 31, 2012
Domestic Pension Plans of Foreign Entity, Defined Benefit [Member]
2013	$ 9,918
2014	10,442
2015	11,193
2016	11,725
2017	12,291
2018 – 2022	69,807
125,376
Foreign Pension Plans, Defined Benefit [Member]
2013	499
2014	541
2015	559
2016	591
2017	695
2018 – 2022	3,993
$ 6,878